SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event reported)
May 29, 2015

CITY HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-11733

West Virginia	55-0619957
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

25 Gatewater Road, Cross Lanes, WV 25313
(Address of Principal Executive Offices, Including Zip Code)

(304) 769-1100
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On May 29, 2015, City National Bank of West Virginia (“City National”), a wholly-owned subsidiary of City Holding Company, entered into a Branch Purchase and Assumption Agreement (the “Purchase Agreement”) with American Founders Bank, Inc. (“AFB”), a wholly-owned subsidiary of Financial Holdings, Inc., pursuant to which City National will purchase AFB’s three Lexington, Kentucky branch locations (the “Acquisition”).  Under the terms of the Purchase Agreement, City National will acquire $125 million in performing loans and will assume deposit liabilities of approximately $164.2 million.  City National will pay AFB a deposit premium of 5.5% on non-time deposits, and 1.0% on premium loan balances acquired.

Closing of the Acquisition is subject to customary closing conditions, including receipt of all necessary regulatory approvals.

A copy of the press release announcing the execution of the Purchase Agreement is filed as Exhibit 99.1 hereto.

Forward Looking Statements

This Current Report on Form 8-K and the press release included as Exhibit 99.1 contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are intended to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects,” or words of similar meaning generally intended to identify forward-looking statements.  These forward-looking statements are based upon the current beliefs and expectations of the management of City and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of City.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in City’s reports (such as its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission and available on the SEC’s Internet site (www.sec.gov) and on City’s website (bankatcity.com). City does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.        Description

99.1	Press release issued by City Holding Company on June 1, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

City Holding Company

Date: June 1, 2015	By: /s/ David L. Bumgarner
David L. Bumgarner Chief Financial Officer

3